Exhibit 10.7
FIRST AMENDMENT TO
SECOND A&R WORKING CAPITAL FACILITY AGREEMENT

This First Amendment, dated as of April 19, 2024 (the “First Amendment”), amends the Second Amended and Restated Working Capital Facility Agreement, dated as of June 15, 2022 (as amended, amended and restated, modified or supplemented from time to time, the “Working Capital Facility Agreement”), by and among Cheniere Corpus Christi Holdings, LLC (the “Borrower”), Corpus Christi Liquefaction, LLC, Cheniere Corpus Christi Pipeline, L.P. and Corpus Christi Pipeline GP, LLC (the “Guarantors” and, together with the Borrower, the “Loan Parties”), with The Bank of Nova Scotia, as Working Capital Facility Agent, the Working Capital Lenders party thereto, the Issuing Banks party thereto and the Swing Line Lenders party thereto. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Working Capital Facility Agreement.
WHEREAS, the Loan Parties wish to enter into this First Amendment; and
WHEREAS, the Working Capital Facility Agent is executing this amendment as set forth herein pursuant to Section 11.01 (Decisions; Amendments, Etc.) of the Working Capital Facility Agreement and Section 3 (Voting and Decision Making) and Section 4 (Modifications; Instructions; Other Relationships) of the Intercreditor Agreement.
NOW, THEREFORE, in consideration of the mutual covenants contained herein, and subject to the terms and conditions herein set forth, the parties hereto agree as follows:
Section 1. Amendments to Working Capital Facility Agreement. The Borrower, the Guarantors and the Working Capital Facility Agent each agree that the Working Capital Facility Agreement is hereby amended by:
(a)amending Section 8.01 (Use of Proceeds) of the Working Capital Facility Agreement by inserting the double-underlined text (example: double-underlined text) and deleting the stricken text (example: ~~stricken text~~) as set forth below:
“The Loan Parties shall use the proceeds of the Loans and Letters of Credit issued hereunder for (a) the payment of transaction fees and expenses in connection with the entry into this Agreement, (b) payment of gas purchase, transportation and storage expenses (including to meet credit support requirements under gas purchase, transportation or storage agreements), (c) funding of debt service reserves and (d) working capital and other general corporate purposes; provided that, no more than $~~300,000,000~~750,000,000 may be used for the purposes set forth in clause (d) above (the “General Corporate Purposes Sublimit”).”

Section 2. Effectiveness. This First Amendment shall be effective upon (a) the receipt by the Working Capital Facility Agent of executed counterparts of this First Amendment by the Borrower and each Guarantor and (b) the execution of this First Amendment by the Working Capital Facility Agent.

Section 3. Finance Document. This First Amendment constitutes a Finance Document as such term is defined in, and for purposes of, the Common Terms Agreement.

Section 4. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, UNITED STATES WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION.

Section 5. Headings. All headings in this First Amendment are included only for convenience and ease of reference and shall not be considered in the construction and interpretation of any provision hereof.

Section 6. Binding Nature and Benefit. This First Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and permitted transfers and assigns.

Section 7. Counterparts. This First Amendment may be executed in multiple counterparts, each of which shall be deemed an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed signature page of this First Amendment by facsimile or other electronic transmission (e.g., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. Any signature to this First Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law.

Section 8. No Modifications; No Other Matters. Except as expressly provided for herein, the terms and conditions of the Working Capital Facility Agreement shall continue unchanged and shall remain in full force and effect. Each amendment granted herein shall apply solely to the matters set forth herein and such amendment shall not be deemed or construed as an amendment of any other matters, nor shall such amendment apply to any other matters.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

CHENIERE CORPUS CHRISTI HOLDINGS, LLC, as the Company

By:	/s/ Matthew Healey
	Name:	Matthew Healey
	Title:	Senior Vice President, Finance and Treasury

CORPUS CHRISTI LIQUEFACTION, LLC, as Guarantor

By:	/s/ Matthew Healey
	Name:	Matthew Healey
	Title:	Senior Vice President, Finance and Treasury

CHENIERE CORPUS CHRISTI PIPELINE, L.P., as Guarantor

By:	/s/ Matthew Healey
	Name:	Matthew Healey
	Title:	Senior Vice President, Finance and Treasury

CORPUS CHRISTI PIPELINE GP, LLC, as Guarantor

By:	/s/ Matthew Healey
	Name:	Matthew Healey
	Title:	Senior Vice President, Finance and Treasury

Signature Page To First Amendment To
Second A&R Working Capital Facility Agreement

IN WITNESS WHEREOF, the parties have caused this First Amendment to be duly executed and delivered as of the day and year first above written.

THE BANK OF NOVA SCOTIA, as Working Capital Facility Agent on behalf of itself and the Required Working Capital Lenders
By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

Signature Page To First Amendment To Second A&R Working Capital Facility Agreement